Exhibit 32.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                              AS ENACTED UNDER
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                ---------------------------------------------

In connection with the Quarterly Report of IGI, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Gerardi, Chairman and Chief Executive Officer of the Company, state and certify, pursuant to 18 U.S.C. [SECTION] 1350, as enacted under [SECTION] 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company as of September 30, 2003 (the end of the period covered by the Report).


Date:    November 12, 2003


                                       /s/ Frank Gerardi
                                       -----------------
                                       Frank Gerardi
                                       Chairman & Chief Executive Officer


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